EXHIBIT 32.2

                            SECTION 906 CERTIFICATION

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                                  Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In  connection  with  the  Quarterly  Report  of  Imaging3,  Inc.  (the
"Company")  on Form  10-QSB  for the  period  ending  September  30,  2007  (the
"Report") I, Xavier Aguilera, Chief Financial Officer (Principal Financial/Accounting Officer) of the Company, certify, pursuant to 18USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/Xavier Aguilera                                     Date:  November 14, 2007
-----------------------------------------------------
Xavier Aguilera, Chief Financial Officer
(Principal Financial/Accounting Officer)

         This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of
Section 18 of the Securities Exchange Act of 1934, as amended.